Rule 497(e)
File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated May 24, 2010
To the Prospectus dated April 30, 2010 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates (the “Acquisition”), which were prior to the Acquisition, part of Bank of America, N.A.  In connection with the Acquisition, RiverSource Investments, LLC became the investment advisor to the Columbia Variable Series.  Following the Acquisition, RiverSource Investments, LLC changed its name to Columbia Management Investment Advisers, LLC.

Accordingly, all references in your Schwab OneSource Annuity® Prospectus (the “Prospectus”) to Columbia Management Advisors, LLC are deleted in their entirety and replaced with Columbia Management Investment Advisers, LLC.

In addition, all references in the Prospectus to RiverSource Investments, LLC are deleted in their entirety and replaced with Columbia Management Investment Advisers, LLC.

* * * * *

Effective May 24, 2010, the description and investment objective for the Janus Aspen Series Balanced Portfolio on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

“Janus Aspen Balanced Portfolio–Service Shares seeks long-term capital growth consistent with preservation of capital and balanced by current income.  The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents.”

* * * * *

At a shareholder meeting held on May 11, 2010, shareholders of the Van Kampen LIT Comstock Portfolio and the Van Kampen LIT Growth and Income Portfolio (the “Van Kampen Portfolios”) approved an agreement and plan of reorganization whereby the Van Kampen Portfolios will be merged into shell portfolios of the Invesco Variable Insurance Funds (the “Invesco Funds”).  The merger of assets from the Van Kampen Portfolios to the Invesco Funds is expected to occur on or about June 1, 2010.  Following the merger, the Invesco Funds will retain the investment objectives and financial history of the Van Kampen Portfolios.  In addition, Invesco Advisers, Inc. will be the investment adviser to the Invesco Funds.

Accordingly, effective June 1, 2010, please note the following changes to the Prospectus:

All references to Van Kampen LIT Comstock Portfolio shall be deleted in their entirety and replaced with Invesco Van Kampen V.I. Comstock Fund.

All references to Van Kampen LIT Growth and Income Portfolio shall be deleted in their entirety and replaced with Invesco Van Kampen V.I. Growth and Income Fund.

All references to Van Kampen Asset Management shall be deleted in their entirety and replaced with Invesco Advisers, Inc.

All references to Van Kampen Life Investment Trust shall be deleted in their entirety and replaced with Invesco Variable Insurance Funds.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2010. Please keep this supplement for future reference.